SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 6, 2000
                                                        ----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


     Delaware                     1-7182                    13-2740599
-----------------------    -------------------     ----------------------------
  (State or other              (Commission               (I.R.S.Employer
   jurisdiction of              File Number)            Identification No.)
   incorporation)


4 World Financial Center, New York, New York 10080

           (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 5.        Other Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-38792) filed by Merrill Lynch & Co., Inc. ("ML&Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under the Warrant Agreement dated as of December 6, 2000 between ML&Co. and Citibank, N.A. as Warrant Agent (the "Warrant Agreement"). ML&Co. will issue 1,600,000 Euro Currency Warrants, Expiring February 28, 2002, under the Warrant Agreement. The exhibits consist of the form of the Warrant Agreement (including a form of Warrant) and an opinion of counsel relating thereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                                   EXHIBITS

             (4) Instruments defining the rights of security holders, including indentures.

                                   Form of Warrant Agreement dated as
                                   of December 6, 2000, including a
                                   form of the Warrant.

             (5)   &   (23)        Opinion re: legality; consent of counsel.

                                   Opinion of Brown & Wood LLP
                                   relating to the Euro Currency
                                   Warrants, Expiring February 28,
                                   2002 (including consent for
                                   inclusion of such opinion in this
                                   report and in Merrill Lynch & Co.,
                                   Inc.'s Registration Statement
                                   relating to such Warrants).

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                               MERRILL LYNCH & CO., INC.
                                             ------------------------------
                                                      (Registrant)



                                     By:       /s/ John C. Stomber
                                             ----------------------------------
                                                    John C. Stomber
                                                  Senior Vice President
                                                         and
                                                      Treasurer

Date: December 6, 2000

                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED DECEMBER 6, 2000














                                                  Commission File Number 1-7182

                                Exhibit Index

Exhibit No.     Description                                       Page

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Warrant Agreement dated as of
                    December 6, 2000, including a form of the Warrant.

(5) & (23)      Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Euro Currency Warrants, Expiring February 28, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Warrant